SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest even reported): November 27, 2002 (October 31, 2002)

LUMMI DEVELOPMENT, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-32201	95-4735254

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3480 Preston Ridge Road, Suite 500, Alpharetta, GA 30005

(Address of Principal Executive Offices)

(770) 343-8196

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed since Last Report)

EXPLANATORY NOTE

     Lummi Development, Inc. (the “Registrant”) hereby amends Item 7 of its Current Report on Form 8-K as filed with the Commission on October 31, 2002 to include the financial statements and pro forma financial information set forth below, which was omitted from the previous filing pursuant to Items 7(a)(4) and 7(b)(2).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Business Acquired.

(1) Audited Financial Statements of Signature Horizons, Inc. as of and for the year ended December 31, 2001, and unaudited Financial Statements of Signature Horizons, Inc. for the nine months ended September 30, 2002.

(b)	Pro Forma Financial Information.

(1) Pro Forma Financial Information as of September 30, 2002.

(c)	Exhibits.

2.1	Plan and Agreement of Share Exchange, dated October 28, 2002, by and between Signature Horizons, Inc. and Lummi Development, Inc.*

*	Filed with the Registrant’s Current Report on Form 8-K on October 31, 2002.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Lummi Development, Inc.

Dated: November 27, 2002	By:	/s/ Peggy A. Evans

Peggy A. Evans Chief Operating Officer, Chief Financial Officer and Secretary

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors and Stockholders
Signature Horizons, Inc.
Atlanta, Georgia

We have audited the accompanying balance sheet of Signature Horizons, Inc. (a Georgia corporation in the development stage) as of December 31, 2001, and the related statements of operations and comprehensive loss, changes in stockholders’ equity and cash flows for each of the years in the two year period then ended, and for the period from November 16, 1999 (inception), through December 31, 2001. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements as of December 31, 2000, and for the period November 16, 1999 (inception) through December 31, 2000, were audited by other auditors whose report dated July 24, 2001, expressed an unqualified opinion on those statements. The financial statements for the period November 16, 1999 (inception) through December 31, 2000, include a net loss of $619,404. Our opinion on the statements of operations, stockholders’ equity, and cash flows for the period November 16, 1999 (inception) through December 31, 2001, insofar as it relates to amounts for prior periods through December 31, 2000, is based solely on the report of other auditors.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, based on our audit and the report of other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of Signature Horizons, Inc. (a Georgia corporation in the development stage) as of December 31, 2001, and the results of its operations and comprehensive loss, and its cash flows for each of the years in the two year period then ended, and for the period from November 16, 1999 (inception) through December 31,2001, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company is dependent on its ability to develop additional sources of capital, and to ultimately achieve profitable operations. The present financial condition of the Company raises substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Braverman & Company, P.C.
Prescott, Arizona
June 20, 2002

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors and Stockholders

The Oasis Group, Inc.
Atlanta, Georgia

      We have audited the accompanying statements of operations and comprehensive loss, changes in stockholders’ equity and cash flows for the year ended December 31, 2000, and for the period from November 16, 1999 (inception) to December 31, 2000. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

      We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a text basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the results of Oasis Group, Inc.’s operations and its cash flows for the year ended December 31, 2000, and for the period from November 16, 1999 (inception) to December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

Powell & Booth, P.C.

Atlanta, Georgia
July 24, 2001

SIGNATURE HORIZONS, INC.
(A Development Stage Company)
BALANCE SHEETS

	September 30,	December 31,
	2002	2001

	(unaudited)
ASSETS
Current Assets
Cash	$1,172,833	$3,490
Accounts receivable	7,500
Available-for-sale securities		142,500

TOTAL CURRENT ASSETS	1,180,333	145,990

Other Assets
Investment in undeveloped real estate	12,537,498	29,804
Deferred finance charges	150,634
Other assets	2,800	6,915

	12,690,932	36,719

	$13,871,265	$182,709

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Notes payable	$6,874,089	$—
Accounts payable	168,560	125,802
Payroll taxes payable	473,424
Related party advances		30,317
Accrued interest	146,137

TOTAL CURRENT LIABILITIES	7,662,210	156,119

Long-Term Debt	3,000,000

Commitments and Contingencies	—	—
Stockholders’ Equity
Convertible preferred stock; no par value 25,000,000 shares authorized; none issued	—
Common stock, no par value; 800,000,000 shares authorized; 15,702,400 and 1,357,428 shares outstanding	8,491,375	1,896,809
Contributed capital	350,888	350,888
Accumulated other comprehensive (loss)		(224,500)
(Deficit) accumulated during the development stage	(5,633,208)	(1,996,607)

TOTAL STOCKHOLDERS’ EQUITY	3,209,055	26,590

	$13,871,265	$182,709

The accompanying notes are an integral part of these financial statements

SIGNATURE HORIZONS, INC.
(A Development Stage Company)
STATEMENTS OF OPERATIONS AND COMPREHENSIVE (LOSS)

					November 16,
					1999
	Year Ended		Nine Months Ended		(Inception)
	December 31,		September 30,		through
					September 30,
	2001	2000	2002	2001	2002

			(unaudited)	(unaudited)	(unaudited)
Revenues	$2,453	$—	$—	$2,453	$2,453

Costs and Expenses
General and administrative expenses	1,138,519	502,404	3,129,064	499,252	4,769,987
Loss on abandonment of preacquisition costs and advances	243,212				243,212
Unrecoverable advances to affiliate	114,925		12,030		126,955
Loan fees and interest			278,506		278,506
Realized loss on sale of securities to related party			217,000		217,000

	1,496,656	502,404	3,636,600	(499,252)	5,635,660

Net Loss	(1,494,203)	(502,404)	(3,636,600)	(496,799)	(5,633,207)
Other Comprehensive (loss)
Unrealized holding gain (loss) on available-for-sale securities	(107,500)	(117,000)	7,500	(100,000)	(217,000)
Sale of available-for-sale- securities in September 2002			217,000		217,000

Comprehensive (loss)	$(1,601,703)	$(619,404)	$(3,412,100)	$(596,799)	$(5,633,207)

The accompanying notes are an integral part of these financial statements

SIGNATURE HORIZONS, INC.
(A Development Stage Company)
STATEMENT OF CHANGES IS STOCKHOLDERS’ EQUITY

					(DEFICIT)
				ACCUMULATED	ACCUMULATED
	COMMON STOCK			OTHER	DURING THE
			CONTRIBUTED	COMPREHENSIVE	DEVELOPMENT
	SHARES	AMOUNT	CAPITAL	(LOSS)	STAGE	TOTAL

BALANCE, AT INCEPTION		$—	$—	$—	$—	$—
Issuance of stock July 15, 2000, for:						—
Cash @ $.1375 per share	2,250,000	309,169				309,169
Acquisition of securities @ $.459 per share	800,000	367,000				367,000
Services @ $1 per share	26,000	26,000				26,000
Proceeds from sale of common stock,						—
September 30, 2000, @ $.80 per share	150,000	120,000				120,000
Contributed services			166,000			166,000
Net (loss) for the year				(117,000)	(502,404)	(619,404)

BALANCE, DECEMBER 31, 2000	3,226,000	822,169	166,000	(117,000)	(502,404)	368,765
Issuance of common stock for cash:
March 31,@ $.10 per share	26,000	2,500				2,500
June 30,@ $.09 per share	111,500	10,000				10,000
June 30,@ $.25 per share	200,000	50,000				50,000
August 15,@ $.42 per share	600,000	250,000				250,000
October 15,@ $.06 per share	900,000	50,000				50,000
October 31,@ $.17 per share	300,000	50,000				50,000
December 5, @ $.085 per share	1,182,353	100,500				100,500
December 5, @ $.04 per share	880,000	37,500				37,500
December 5, @ $.50 per share	40,000	20,000				20,000
December 24,@ $.57 per share	350,000	200,000				200,000
Issuance of common stock for services:						—
January 31, 2001,@ $.01 per share	28,937,000	289,370				289,370
December 19,@ $.01 per share	400,000	4,000				4,000
December 31,@ $.01 per share	800,000	8,000				8,000
Preacquisition issuance of common stock:						—
December 31,@ $.001 per share	2,770,000	2,770				2,770
Contributed services			184,888			184,888
Net (loss) for the year				(107,500)	(1,494,203)	(1,601,703)

BALANCE, DECEMBER 31, 2001	40,722,853	1,896,809	350,888	(224,500)	(1,996,607)	26,590
(Unaudited)
Issuance of shares for services on July 31, 2002						—
at $.001 per share	438,145,727	438,146				438,146
Issuance of shares for $2 per share:
August 15, 2002	60,000	120,000				120,000
August 31, 2002	12,500	25,000				25,000
September 30, 2002	178,750	357,500				357,500
Issuance of shares for undeveloped real estate:						—
at $1.20 per share:						—
July 3, 2002	991,665	1,190,000				1,190,000
September 23, 2002	4,352,500	5,223,000				5,223,000
Purchase and cancellation of outstanding shares of the Company on September 30, 2002:						—
484,000 shares at $.30 per share for securities	(484,000)	(150,000)				(150,000)
12,000,000 shares at $.05 per share for cash	(12,000,000)	(600,000)				(600,000)
Cancellation of shares originally issued at $ .01 for services in January 2001	(908,000)	(9,080)				(9,080)
Reverse stock split, September 30, 2002, 1 for 30	(455,369,595)					—
Net (loss) for the nine months				224,500	(3,636,600)	(3,412,100)

BALANCE, September 30, 2002 (unaudited)	15,702,400	$8,491,375	$350,888	$—	$(5,633,207)	$3,209,056

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

SIGNATURE HORIZONS, INC.
(A Development Stage Company)
STATEMENTS OF CASH FLOWS

					November 16,
					1999
	Year Ended		Nine Months Ended		(Inception)
	December 31,		September 30,		through
					September 30,
	2001	2000	2002	2001	2002

			(unaudited)	(unaudited)	(unaudited)
OPERATING ACTIVITIES
Net (loss) from operations	$(1,494,203)	$(502,404)	$(3,636,600)	$(496,799)	$(5,633,207)
Adjustments to reconcile net (loss) to net cash used by operating activities:
Issuance of common stock for services	301,370	26,000	429,066	289,370	756,436
Contributed capital	184,888	166,000			350,888
Increase in accounts receivable			7,500		7,500
Increase in payroll taxes payable			473,424		473,424
Accrued liabilities			146,137	(2,453)	146,137
Increase in accounts payable	125,802		42,758		168,560

Net Cash Flows (To) Operating Activities	(882,143)	(310,404)	(2,537,715)	(209,882)	(3,730,262)

INVESTING ACTIVITIES
Note receivable	42,573	(42,573)			—
Investment in undeveloped real estate	57,051	(91,000)	(13,722)	(15,137)	(47,671)
Deposits/Advances			(4,115)		(4,115)

Net Cash Flows From (To) Investing Activities	99,624	(133,573)	(17,837)	(15,137)	(51,786)

FINANCING ACTIVITIES
Proceeds from sale of common stock	770,500	429,169	2,955,212	312,500	4,154,881
Purchase of outstanding common shares			(600,000)		(600,000)
Increase in notes payable			1,400,000	(15,000)	1,400,000
Increase (decrease) in related party loans	15,317	15,000	(30,317)		—

Net Cash Flows From Financing Activities	785,817	444,169	3,724,895	297,500	4,954,881

NET INCREASE (DECREASE) IN CASH	3,298	192	1,169,343	72,481	1,172,833
CASH, BEGINNING OF PERIOD	192	—	3,490	192	—

CASH, END OF PERIOD	$3,490	$192	$1,172,833	$72,673	$1,172,833

SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING ACTIVITIES:
Acquisition of available-for-sale securities for common stock		$367,000			$367,000

Acquisition of undeveloped real estate for debt			$8,474,089		$8,474,089

Unrealized holding gain (loss) on available-for-sale securities	$(107,500)	$(117,000)	$7,500		$(217,000)

Stock issued for real estate acquisitions	$2,770		$3,960,288		$3,963,058

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Interest paid during the period			$132,368		$132,368

The accompanying notes are an integral part of these financial statements

Signature Horizons, Inc.
(a Development Stage Company)
Notes to Consolidated Financial Statements
December 31, 2001 and 2000
(The information for September 30, 2002 is unaudited)

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Company Background

Signature Horizons, Inc. (the Company or Signature), f/k/a Oasis Group, Inc. and Oasis Communities, Inc. is a privately held Georgia corporation formed November 16, 1999, to develop residential and commercial real estate projects and acquire existing businesses. It has a fiscal year-end of December 31 and is a development stage company, as defined in SFAS No.7. Since inception the Company’s activities have been limited to investigating real estate and business acquisition opportunities. No significant revenues have been earned.

Substantial undeveloped real estate acquisitions have occurred since May 2002, resulting in the issuance of additional debt and securities as of September 30, 2002.

The accompanying financial statements give effect on September 30, 2002, to a reverse split of the Company’s common stock, 30 for 1, which was effectuated by the filing of an amendment to the Company’s Articles of Incorporation with the Georgia Secretary of State in October 2002. All shares referred to in these footnotes are based on the pre-split share amounts.

Use of Estimates and Assumptions

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent amounts in the Company’s financial statements and the accompanying notes. Actual results could differ from those estimates.

Cash Equivalents

The Company considers all highly liquid investments with the original maturities of three months or less to be cash equivalents.

Fair Value of Financial Instruments

Statement of Financial Accounting Standards No. 107, Disclosures about fair value of financial instruments, defines the fair value of a financial instrument as the amount at which the instrument could be exchanged in a current transaction between willing parties. The carrying values of the Company’s financial instruments, which include cash, and accounts payable, approximate fair values due to the short maturities of such instruments.

Signature Horizons, Inc.
(a Development Stage Company)
Notes to Consolidated Financial Statements
December 31, 2001 and 2000
(The information for September 30, 2002 is unaudited)

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Income Taxes

Income taxes are provided for using the liability method of accounting in accordance with the Statement of Financial Accounting Standards No. 109 “Accounting for Income Taxes”. A deferred tax asset or liability is recorded for all temporary difference between financial and tax reporting of which depreciation is the most significant. Deferred tax expense (benefit) results from the net change during the year of deferred tax assets and liabilities. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to more likely than not be realized in future tax returns. Tax law and rate changes are reflected in income in the period such changes are enacted.

Income Taxes

Year 2000

For financial reporting purposes, the Company has sustained a loss since inception of approximately $502,000. For income tax purposes approximately $312,000 is considered start-up costs, and the balance, comprised of $166,000 of contributed capital and meals and entertainment of $24,000, constitutes a non-deductible permanent difference. Start-up costs are not deductible until the Company commences operations, at which time they are amortized over a 60-month period, or permanently capitalized if no election is timely made to amortize them.

The Company’s future utilization of the deferred tax benefit arising from the deferral of start-up costs of approximately $110,000 cannot be currently ascertained. Accordingly, a valuation allowance of approximately $110,000 was provided resulting in no recorded tax benefit as of December 31, 2000.

Signature Horizons, Inc.
(a Development Stage Company)
Notes to Consolidated Financial Statements
December 31, 2001 and 2000
(The information for September 30, 2002 is unaudited)

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Year 2001

A net loss of $1,494,203 was sustained during 2001, of which approximately $185,000 was non-deductible contributed compensation of management, and non-deductible meals and entertainment expenses of approximately $20,000, resulting in a timing difference of approximately $1,290,000 for the year. The majority of the expenses for 2001 are start-up expenses as described above. The deferred income tax benefit relating to this amount was approximately $450,000, however, due to the uncertainty of the future utilization of this amount, a valuation allowance of $450,000 was provided for the year, resulting in no deferred tax benefit for 2001.

Year 2002

During May 2002, the Company acquired undeveloped real estate for which start-up costs incurred from inception through that date, deferred for income tax purposes, will commence amortization over a 5 year period. Expenses incurred after May 2002 will be deductible for income tax purposes. As of September 30, 2002 no tax benefit is recorded, as it is more likely than not that management cannot determine that such benefit can be utilized at the present time.

The Company has not reported to federal or state taxing authorities the required information to evidence approximately $327,000 of services for 2001 or 2000, as a result of the issuance of over 30 million shares of restricted common stock of the Company to related parties and others. Accordingly, until such time as the information is reported, or the parties to whom they were issued recognize the appropriate income, the Company may be unable to treat the value of shares issued for services as a deduction for income tax purposes. During September 2002, the Company recorded the required payroll tax liability for all of management’s compensation paid as of that date. The Company may be subject to penalties for failure to timely file and report such information.

Signature Horizons, Inc.
(a Development Stage Company)
Notes to Consolidated Financial Statements
December 31, 2001 and 2000
(The information for September 30, 2002 is unaudited

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Preacquisition Costs

The principal activities of the Company presently involve search for and assessment of potential acquisitions of real estate projects and active businesses. Costs directly identifiable with specific probable acquisitions are capitalized. All internal preacquisition costs are expensed.

Basis of Presentation and Management’s Actions to Overcome Operating and Liquidity Problems

The Company’s financial statements have been presented on the basis that it is a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. It has suffered substantial losses since inception, The Company’s ability to continue in existence is dependent on its ability to develop additional sources of capital, and ultimately achieve profitable operations. The accompanying financial statements do not include any adjustments that might result from the outcome of these uncertainties. Management’s plan is to raise additional debt or equity financing, to acquire profitable businesses, and to develop or acquire real estate projects intended to produce sufficient cash flows and profitable operations to sustain the existence of the Company.

NOTE 2 – RELATED PARTY TRANSACTIONS AND OBLIGATIONS

Available For Sale Securities

On July 15, 2000, the president/chief executive officer/chairman of the board/director exchanged 500,000 shares of common stock in a OTC Bulletin Board listed company he owned, UCAP Incorporated f/k/a Lahaina Acquisitions, Inc., for 800,000 shares of restricted common stock of the Company. Although the value of the acquired shares was $734,000 ($1.47 per share) on the date of the exchange per the last quoted market price on the date of exchange, the value assigned by the Company to those securities was $367,000, due to the current restriction on tradability by the Company of the securities.

Signature Horizons, Inc.
(a Development Stage Company)
Notes to Consolidated Financial Statements
December 31, 2001 and 2000
(The information for September 30, 2002 is unaudited)

NOTE 2 – RELATED PARTY TRANSACTIONS AND OBLIGATIONS (continued)

The value of the UCAP shares at December 31, 2001 was $142,500, based on 50% of the quoted value at that date ($.29 per share). This investment was valued at $150,000 as of September 30, 2002 and exchanged at that date for 484,000 pre-split restricted common shares held by the Company’s president. Accordingly, the accumulated realized loss of $217,000 as of September 30, 2002, was reclassified from a separate equity account, accumulated other comprehensive loss, to a realized loss of $217,000 in the accompanying statement of operations.

Advances to Rainwire Partners, Inc.

In December 2001, the Company entered into a stock exchange transaction with Rainwire Partners, Inc. (a Delaware public company in the development stage). If the transaction would have been completed, the Company would have become a wholly owned subsidiary of Rainwire Partners, Inc., but the accounting acquirer for accounting purposes. A Registration Statement on Form S-4 was filed with the Securities and Exchange Commission during 2002 to enable the shareholders of both companies the opportunity to approve the transaction. Advances totaling approximately $115,000 were made to Rainwire Partners, Inc. as of December 31, 2001, which have been expensed due to questionable realization. There are persons having significant common stock interests in both companies. For the nine months ended September 30, 2002, additional advances made of approximately $12,000 were also expensed.

During September 2002 the aforementioned S-4 was withdrawn, and the share exchange terminated.

Related Party Advances

A shareholder of the Company paid various general and administrative expenses totaling $32,995 and advanced $25,000 towards the deposit on real estate as of December 31, 2001, on behalf of the Company. The $30,317 balance of unpaid advances as of December 31, 2001, are unsecured and do not bear interest. These advances were paid in 2002.

Signature Horizons, Inc.
(a Development Stage Company)
Notes to Consolidated Financial Statements
December 31, 2001 and 2000
(The information for September 30, 2002 is unaudited)

NOTE 2 — RELATED PARTY TRANSACTIONS AND OBLIGATIONS (continued)

Services Provided For Common Stock

As of December 31, 2001 and 2000 the Company had issued a total of 30,137,000 and 26,000 shares of common stock of the Company valued at $.01 and $1.00 per share, respectively, to officers, members of the Board of Directors, shareholders of the Company, and others, as follows:

	Shares issued	Value

Marketing services	4,024,000	$40,240
Advertising	100,000	1,000
Aviation consulting	250,000	2,500
E-commerce consulting	3,000,000	30,000
Legal consulting	40,000	400
Real estate consulting	6,348.500	89,225
Officers’ compensation	9,800,000	98,000
Administrative consulting	102,500	1,025
Human resources consulting	915,000	9,150
Design and planning	1,950,000	19,500
Board of Directors	400,000	4,000
Mortgage consulting	3,233,000	32,330

Totals	30,163,000	$327,370

During the nine months ended September 30, 2002, the Company issued an additional 438,145,727 shares at $.001 per share for services rendered by most of the existing shareholders who had assisted the Company’s development.

The accompanying financial statements have given effect to the increase in authorization to 800,000,000 shares of common stock and the issuance of approximately 438,000,000 additional shares to the majority of existing shareholders, including management, who rendered additional services to the Company as of September 30, 2002. These shares were valued at $.001 or approximately $438,000, of which management’s portion amounted to approximately $188,000.

Signature Horizons, Inc.
(a Development Stage Company)
Notes to Consolidated Financial Statements
December 31, 2001 and 2000
(The information for September 30, 2002 is unaudited)

NOTE 3 – COMMITMENTS

The Company agreed to acquire all of the outstanding stock of Landmark Mortgage Corporation, a Louisiana corporation (Landmark) and Statewide Mortgage and Investments Inc., a Florida corporation (Statewide) for 1,370,000 shares of Oasis common stock and $50,000 as of December 31, 2001, pursuant to a binding agreement entered into on December 14, 2001, subject to certain conditions precedent including receipt of acceptable audited financial statements of Landmark and Statewide and the review of due diligence.

During 2002, the letter of intent expired, however, the Company is still pursing this potential acquisition.

NOTE 4 – AVAILABLE-FOR-SALE SECURITIES

Available-for-sale securities are recorded at fair value in investments on the balance sheet, with the change in fair value during the period excluded from results of operations, and recorded net of tax as a separate component of equity (accumulated other comprehensive income). The following summarizes the information relating to available-for-sale securities as of December 31, 2001:

Market value at December 31, 2001	$142,500
Assigned value at date of acquisition	367,000

Unrealized holding loss from inception	$224,500

The Company utilizes the specific identification method of computing realized gains and losses from the sales of its available-for-sale securities. Realized losses from the sale of securities are shown in the other income section of the income statement, and proceeds from the sale of securities are shown in the statement of cash flows. As of September 30, 2002 this account balance was brought to a total loss of $217,000 at which time the securities, valued at $150,000 were sold to a related party in exchange for 484,000 outstanding common shares of the company held by its president.

Signature Horizons, Inc.
(a Development Stage Company)
Notes to Consolidated Financial Statements
December 31, 2001 and 2000
(The information for September 30, 2002 is unaudited)

NOTE 5 — ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

The following is a summary of the activity from inception in accumulated other comprehensive income (loss):

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Balance, at inception	$0
OTHER COMPREHENSIVE (LOSS), unrealized holding loss on available-for-sale securities during 2000	(117,000)
During 2001	(107,500)
During 2002	7,500
ACCUMULATED OTHER COMPREHENSIVE (LOSS)	(217,000)

Ending balance, September 30, 2002	(217,500)

NOTE 6 – CONTRIBUTED CAPITAL

Management of the Company has contributed a significant portion of its services, principally compensation, to the Company during the years 2001 and 2000 of approximately $185,000 and $166,000, respectively, based on the estimated fair value for time actually spent by them, and other overhead, which would have been otherwise paid or incurred by the Company.

NOTE 7- COMMON STOCK

The Company does not use the services of an independent transfer agent to control the issuance and transfer of its common stock. The shares of common stock outstanding at the beginning and end of 2001,and through September 30, 2002, as presented on the statement of stockholders’ equity, are those shares authorized for issuance by the Board of Directors. Accordingly, the financial statements presented and disclosures made herein give effect to outstanding shares as if issued.

NOTE 8 – SUBSEQUENT EVENTS

Subsequent Losses

The Company incurred significant losses subsequent to December 31, 2001.

Signature Horizons, Inc.
(a Development Stage Company)
Notes to Consolidated Financial Statements
December 31, 2001 and 2000
(The information for September 30, 2002 is unaudited)

NOTE 8 – SUBSEQUENT EVENTS (continued)

Real Estate Transactions

Subsequent to December 31, 2001, the Company (or its president and/or its chief financial officer, using their personally owned Signature shares as consideration to purchase undeveloped real estate with the intention of assigning the properties either to the Company, or to LLC’s to be principally owned by the Company, in exchange for convertible preferred stock of the Company) acquired, and entered into a number of agreements to acquire, undeveloped real estate in several states, requiring the issuance of a substantial number of additional shares of restricted common stock of the Company, in addition to the payment of cash and the issuance or assumption of debt.

The following is a summary of these commitments at the present time: (The information for September 30, 2002 is unaudited

Consideration to be paid:
6,435,835 shares of common stock @ $1.20 per share	$7,723,002
850,000 shares of common stock @ $2.00 per share	1,700,000
Cash	11,850,000
Debt	28,025,002

Total purchase price	$49,298,004

Borrowings By the Company

The Company borrowed a total of approximately $10,000,000 during the first nine months of 2002, principally to acquire various parcels of real estate. Of this total, $300,000 was past due as of September 30, 2002, and the balance is due as shown below. Included in the obligations due in 2003 and 2007 are notes totaling $4,609,831 which are collateralized by real estate included as investments in undeveloped real estate. The balance of the obligations are unsecured. Interest rates range from 4% to 12% on the collateralized obligations and from 8% to 15% on the unsecured obligations.

Signature Horizons, Inc.
(a Development Stage Company)
Notes to Consolidated Financial Statements
December 31, 2001 and 2000
(The information for September 30, 2002 is unaudited)

NOTE 8 – SUBSEQUENT EVENTS (continued)

Borrowings By the Company

The following are the principal payments due each year for the 5 years ending December 31,:

Year

2002 (as of September 30)	$300,000
2003	6,574,088
2004
2005
2006
2007	3,000,000

Total	$9,874,088

Increase in Authorized Shares

In 2002, the shareholders of the Company approved an increase in its authorized common stock from 50 million to 800 million shares, and authorized the Company to issue 25 million preferred shares with no par value.

Stock Exchange Transaction

As of September 30, 2002 the Company was negotiating with the management of Lummi Development, Inc. (Lummi), a Nevada corporation to exchange all of the common stock of the Company for newly issued shares of Lummi to effect a recapitalization of the Company. The Company will be considered the accounting acquirer. If and when completed, the Company will become the legal subsidiary of Lummi, however, for accounting purposes, the financial statements as of the date of the stock exchange transaction will be those of the Company, at historical cost, consolidated with Lummi using fair value for any of Lummi’s assets and liabilities then in existence. The Company will be required

Signature Horizons, Inc.
(a Development Stage Company)
Notes to Consolidated Financial Statements
December 31, 2001 and 2000
(The information for September 30, 2002 is unaudited)

NOTE 8 – SUBSEQUENT EVENTS (continued)

Stock Exchange Transaction

to file a Form 8-K/A with the Securities and Exchange Commission within 75 days of the completion of the stock exchange with Lummi to include the accompanying historical and pro forma financial information.

As reported on Lummi’s current report on Form 8-K filed on October 31, 2002, pursuant to a Plan and Agreement of Share Exchange (the “Agreement”), dated October 28, 2002, Lummi has acquired, subject to dissenters’ rights as provided in the Georgia Business Corporation Code, all of the issued and outstanding shares of common stock, no par value, of Signature, in exchange for newly-issued shares of common stock, $0.0001 par value, of Lummi (the “Acquisition Shares”). As of the date of this Report, Lummi has agreed to issue 15,972,400 Acquisition Shares to the stockholders of Signature in exchange for the 15,972,400 issued and outstanding shares of common stock of Signature held by them. As a result of the Agreement and the transactions in connection therewith (the “Share Exchange”), (i) the shareholders of Signature will beneficially own approximately 64% of the outstanding shares of common stock of the Company and the shareholders of Lummi will beneficially own approximately 36% of the outstanding shares of the Company, and (ii) Signature will now become a wholly-owned subsidiary of Lummi, through which Lummi will henceforth operate its business such that Lummi’s business will now become the business of Signature.

PRO FORMA FINANCIAL INFORMATION

     Assuming the share exchange is completed, Lummi Development, Inc. will be the legal parent of Signature Horizons, Inc. For accounting purposes, Signature Horizons, Inc. will be the acquirer and its financial information will be reported from the effective date of the share exchange forward. Accordingly, the operations of Lummi will no longer be reported and all historical financial information and results of operations will be that of the Signature Horizons, Inc.

     Signature Horizons, Inc., a development stage, Georgia corporation was formed in November 1999, however, it had no financial transactions during that year. The pro forma operations information included herein for the combined companies is for the nine months ended September 30, 2002, and the pro forma combined balance sheets are presented as of September 30, 2002. The pro forma loss per share for that period was $.14.

     For the year ended December 31, 2001, the pro forma combined results of operations of the two companies would have reflected a combined loss of approximately $1,606,000 as a result of the approximate $4,000 loss of Lummi and the approximate $1,602,000 loss of Signature. The net loss per share would have been $.06.

     The following is the pro forma balance sheet and statement of operations had the two companies been combined as of September 30, 2002 and for the nine months then ended.

SIGNATURE HORIZONS, INC.
(a Development Stage Company)
PRO FORMA CONSOLIDATED BALANCE SHEETS
September 30, 2002

	(unaudited)

ASSETS
			PRO FORMA ADJUSTMENTS
	LUMMI	SIGNATURE					PRO FORMA

CURRENT ASSETS
Cash	$11	$1,172,833					$1,172,844
Accounts receivable		7,500					7,500

TOTAL CURRENT ASSETS	11	1,180,333					1,180,344

OTHER ASSETS
Investment in undeveloped real estate		12,537,498
Deferred finance charges		150,634					150,634
Other assets		2,800					2,800

		12,690,932

	$11	$13,871,265					$13,871,276

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Notes payable	$—	$6,874,088					6,874,088
Accounts payable		168,560					168,560
Payroll taxes payable		473,424					473,424
Accrued interest		146,137					146,137

TOTAL CURRENT LIABILITIES	—	7,662,209					7,662,209

LONG-TERM DEBT		3,000,000					3,000,000

Common stock	526	8,491,375	(a	8,489,424			2,477
Paid-in capital	27,411		(b	27,926	(a	8,489,424	8,488,909
Contributed capital		350,888					350,888
(Deficit) accumulated since inception	(27,926)	(5,633,207)			(b	27,926	(5,633,207)

	11	3,209,056		8,517,350		8,517,350	3,209,067

	$11	$13,871,265		$8,517,350		$8,517,350	$13,871,276

PRO FORMA ADJUSTMENTS AS OF SEPTEMBER 30, 2002

Results of the stock exchange transaction
a- to adjust to par value of common stock outstanding after merger per calculation below.
b- elimination of Lummi’s deficit against paid-in capital as a result of the stock exchange transaction.

	Common Stock

Calculation of common stock outstanding-pro forma	Shares	Par Value

Shares outstanding of Lummi Development, Inc. at September 30, 2002	5,254,370	$526
Net additional shares to be issued to the date of the stock exchange	3,807,630	381
Issuance of common stock by Lummi to acquire Signature	15,702,400	1,570
Cancelation of outstanding shares prior to merger

Shares outstanding after merger	24,764,400	$2,477

SIGNATURE HORIZONS, INC.
(a Development Stage Company)
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
AND COMPREHENSIVE LOSS
NINE MONTHS ENDED SEPTEMBER 30, 2002

					Pro Forma November 16,
					1999
					(Inception)
	LUMMI				through
	DEVELOPMENT	SIGNATURE		PRO	September 30,
	INC.	HORIZONS, INC.	PRO FORMA ADJUSTMENTS	FORMA	2002

Revenues	$—	$—		$—	$2,453

Costs and Expenses
General and administrative expenses	3,030	3,129,064		3,132,094	4,797,914
Loss on abandonment of preacquisition costs and advances					243,212
Unrecoverable advances to affiliate	—	12,030		12,030	126,955
Loan fees and interest	—	278,506		278,506	278,506
Realized loss on sale of securities to related party		217,000		217,000	217,000

Total Costs and Expenses	3,030	3,419,600	—	3,422,630	5,663,587

Net Loss	(3,030)	(3,419,600)	—	(3,422,630)	(5,661,134)
Other Comprehensive (loss)
Unrealized holding gain (loss) on available-for-sale securities	—	7,500	—	7,500	(217,000)
Sale of available-for-sale- securities in September 2002		217,000		217,000	217,000
Comprehensive (loss)	$(3,030)	$(3,195,100)	$—	$(3,198,130)	$(5,661,134)

Net Loss per common share				$(0.14)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING				24,764,400